Exhibit 10.51

[Execution]

AMENDMENT NO. 13 AND WAIVER TO

AMENDED AND RESTATED LOAN AGREEMENT

This AMENDMENT NO. 13 AND WAIVER TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of April 25, 2008, is entered into by and among Wise Alloys LLC, a Delaware limited liability company (“Alloys”), Wise Recycling, LLC, a Maryland limited liability company (“Recycling” and together with Alloys, each individually a “Borrower” and collectively, “Borrowers”), Wise Metals Group LLC, a Delaware limited liability company (“Group”), Wise Alloys Finance Corporation, a Delaware corporation (“Finance”), Listerhill Total Maintenance Center LLC, a Delaware limited liability company (“Listerhill”), Wise Warehousing, LLC, a Delaware limited liability company (“Warehousing”), Wise Recycling Texas, LLC, a Delaware limited liability company (“Recycling Texas”), Wise Recycling West, LLC, a Delaware limited liability company (“Recycling West” and together with Group, Finance, Listerhill, Warehousing and Recycling Texas, each individually a “Guarantor” and collectively, “Guarantors”), the lenders from time to time party thereto, and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, in its capacity as administrative agent (in such capacity, “Agent”) for Lenders (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Agent and the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a “Lender” and collectively, “Lenders”) have entered into financing arrangements with Borrowers pursuant to which Agent and Lenders have made and provided and hereafter may make and provide, upon certain terms and conditions, loans and advances and other financial accommodations to Borrowers as set forth in the Amended and Restated Loan Agreement, dated May 5, 2004, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Loan Agreement, dated as of June 30, 2004, Amendment No. 2 to Amended and Restated Loan Agreement, dated as of November 10, 2004, Amendment No. 3 and Waiver to Amended and Restated Loan Agreement, dated as of March 21, 2005, Amendment No. 4 to Amended and Restated Loan Agreement, dated as of October 31, 2005, Amendment No. 5 to Amended and Restated Loan Agreement, dated as of March 3, 2006, Amendment No. 6 to Amended and Restated Loan Agreement, dated as of March 31, 2006, Amendment No. 7 to Amended and Restated Loan Agreement, dated as of April 28, 2006, Amendment No. 8 to Amended and Restated Loan Agreement, dated as of June 12, 2006, Amendment No. 9 and Waiver to Amended and Restated Loan Agreement, dated as of August 4, 2006, Amendment No. 10 to Amended and Restated Loan Agreement, dated as of December 31, 2006, Amendment No. 11 to Amended and Restated Loan Agreement, dated as of July 31, 2007, and Amendment No. 12 to Amended and Restated Loan Agreement, dated as of February 25, 2008 (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement and waive a certain Event of Default under the Loan Agreement, and Agent and Lenders are willing to agree to such requests, subject to the terms and conditions contained herein;

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments and waiver, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

(i) “Amendment No. 13” shall mean Amendment No. 13 to Amended and Restated Loan Agreement, dated as of April 25, 2008, among Agent, Lenders, Borrowers and Guarantors, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Amendment No. 13 Effective Date” shall mean the first date on which all of the conditions precedent to the effectiveness of Amendment No. 13 shall have been satisfied or shall have been waived by Agent.

(iii) “Borrowing Base Certificate” shall have the meaning set forth in Section 7.1(a)(i) hereof.

(iv) “Equity Affiliated Lenders” means, collectively, ERSA, TRSA and any other Lender which is an Affiliate of any Borrower, Guarantor or Permitted Holder, provided, that, such Person agrees in writing that, so long as such Person is an Affiliate of any Borrower, Guarantor or Permitted Holder, (a) such Person shall have no right whatsoever to consent to any amendment, modification, waiver, consent or other such action with respect to any of the terms of this Agreement or any of the other Financing Agreements, except as set forth in Section 11.3(a)(i) through (viii) hereof, (b) such Person shall have no right whatsoever otherwise to vote on any matter related to this Agreement or any of the other Financing Agreements, except as set forth in Section 11.3(a)(i) through (viii) hereof, (c) such Person shall have no right whatsoever to require Agent or any Lender to undertake any action (or refrain from taking any action) with respect to this Agreement, any of the other Financing Agreements or the Collateral, and (d) such Person shall have no right to attend any meeting with Agent or any Lender or receive any information from Agent or any Lender to the extent that Agent determines that the attendance by such Person at such meeting or the receipt of such information by such Person either (i) could reasonably be expected to represent a conflict of interest between such Person in its capacity as a Lender and in its capacity as an Affiliate of any Borrower, Guarantor or Permitted Holder or (ii) could reasonably be expected to be adverse to the interests of Agent or any Lender other than an Equity Affiliated Lender; each sometimes being referred to herein individually as an “Equity Affiliated Lender”.

(v) “ERSA” shall mean The Employees’ Retirement System of Alabama, an entity of the State of Alabama, and its successors and assigns.

(vi) “Required Tranche A Lenders” shall mean, at any time, those Tranche A Lenders whose Pro Rata Shares aggregate sixty-six and two-thirds (66  2/3%) percent or more of the aggregate of the Tranche A Commitments of all Tranche A Lenders, or if the Tranche A Loan Commitments shall have been terminated, Tranche A Lenders to whom at least sixty-six and two-thirds (66  2/3%) percent of the then outstanding Obligations arising from or in connection with the Tranche A Loans are owing.

(vii) “Revolving Loans” shall mean, collectively, the Tranche A Loans and the Tranche B Loans.”

(viii) “Swingline Loans” shall have the meaning set forth in Section 6.10(a) hereof.

(ix) “Tranche A Commitment” shall mean, at any time, as to each Tranche A Lender, the principal amount set forth next to such Tranche A Lender’s name on Schedule 1.27 hereto designated as the Tranche A Commitment of such Tranche A Lender or on Schedule 1 to the Assignment and Acceptance Agreement pursuant to which such Tranche A Lender became a Tranche A Lender hereunder in accordance with the provisions of Section 13.7 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as “Tranche A Commitments”.

(x) “Tranche A Lenders” shall mean, collectively, the Lenders having a Tranche A Commitment or all or a portion of the Tranche A Loans owing to it; sometimes being referred to herein individually as a “Tranche A Lender”.

(xi) “Tranche A Loan Limit” shall mean, as to each Borrower, the amount equal to $182,000,000 (subject to adjustment as provided in Section 2.5 hereof), minus the then outstanding principal amount of the Tranche A Loans and Letter of Credit Accommodations provided to the other Borrowers.

(xii) “Tranche A Loans” shall mean the loans now or hereafter made by or on behalf of any Tranche A Lender or by Agent for the account of any Tranche A Lender on a revolving basis pursuant to the Credit Facility (involving advances, repayments and readvances) as set forth in Section 2.1 hereof.

(xiii) “Tranche B Commitment” shall mean, at any time, as to each Tranche B Lender, the principal amount set forth next to such Tranche B Lender’s name on Schedule 1.27 hereto designated as the Tranche B Commitment of such Tranche B Lender or on Schedule 1 to the Assignment and Acceptance Agreement pursuant to which such Tranche B Lender became a Tranche B Lender hereunder in accordance with the provisions of Section 13.7 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as “Tranche B Commitments”.

(xiv) “Tranche B Fee Letter” shall mean the letter agreement, dated as of the Amendment No. 13 Effective Date, by and among Borrowers and Tranche B Lenders, setting forth certain fees payable by Borrowers to Tranche B Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(xv) “Tranche B Lenders” shall mean, collectively, the Lenders having a Tranche B Commitment or all or a portion of the Tranche B Loans owing to it; sometimes being referred to herein individually as a “Tranche B Lender”.

(xvi) “Tranche B Loan Limit” shall mean, as to each Borrower, the amount equal to $96,000,000 (subject to adjustment as provided in Section 2.5 hereof), minus the then outstanding principal amount of the Tranche B Loans provided to the other Borrowers.

(xvii) “Tranche B Loans” shall mean the loans now or hereafter made by or on behalf of any Tranche B Lender on a revolving basis pursuant to the Credit Facility (involving advances, repayments and readvances) as set forth in Section 2.1 hereof.

(xviii) “Triggering Event” shall mean the occurrence of any one or more of the following: (a) the occurrence and continuance of an Event of Default under Section 10.1(a)(i) hereof; (b) the occurrence and continuance of an Event of Default under Sections 10.1(f), 10.1(g) or 10.1(h) hereof; (c) the occurrence and continuance of any other Event of Default and either (i) the acceleration by Agent of the payment of all or a material portion of the Obligations or (ii) the exercise by Collateral Agent of its rights and remedies with respect to all or a material portion of the Collateral, (d) the failure of any Tranche A Lender to remit in immediately available funds the amount of such Tranche A Lender’s Pro Rata Share of any requested borrowing of Tranche A Loans on any applicable Tranche A Loan funding date, or (e) the failure of any Tranche B Lender to remit in immediately available funds the amount of such Tranche B Lender’s Pro Rata Share of any requested borrowing of Tranche B Loans on any applicable Tranche B Loan Deemed Funding Date.

(xix) “TRSA” shall mean The Teachers’ Retirement System of Alabama, an entity of the State of Alabama, and its successors and assigns.

(b) Amendments to Definitions.

(i) Applicable Margin. The definition of “Applicable Margin” in Section 1.10 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.10 Applicable Margin’ shall mean, at any time, as to the interest rate for Prime Rate Loans and for Eurodollar Rate Loans, the applicable percentage (on a per annum basis) set forth below if EBITDA of Group and its Subsidiaries for the immediately preceding two (2), three (3) or four (4) fiscal quarter period, as applicable (as set forth in the most recent consolidated financial statements of Group and its Subsidiaries delivered to Agent in accordance with Section 9.6(a) hereof), as determined by Agent is at or within the levels indicated for such percentage as of the last day of the immediately preceding fiscal quarter:

Tier	EBITDA for 2 Fiscal Quarters Ending June 30, 2008	EBITDA for 3 Fiscal Quarters Ending September 30, 2008	EBITDA for 4 Fiscal Quarters Ending December 31, 2008 and ending the last day of each Fiscal Quarter thereafter	Applicable Prime Rate Margin	Applicable Eurodollar Rate Margin
1		Greater than $45,000,000	Greater than $60,000,000	0.50%	2.75%

2	Greater than $30,000,000	Less than or equal to $45,000,000 and greater than $33,000,000	Less than or equal to $60,000,000 and greater than $45,000,000	0.75%	3.00%

3	Less than or equal to $30,000,000	Less than or equal to $33,000,000	Less than or equal to $45,000,000	1.00%	3.25%

provided, that, (i) the Applicable Margin shall be calculated and established once each fiscal quarter (commencing with the fiscal quarter ending on or about June 30, 2008) and shall remain in effect until adjusted thereafter during the next fiscal quarter thereafter, (ii) each adjustment of the Applicable Margin shall be effective as of the first day of the second month of a fiscal quarter based on the EBITDA of Group and its Subsidiaries as of the end of the immediately preceding fiscal quarter, (iii) the Applicable Margin for the period from April 1, 2008 through July 31, 2008 shall be 1.375% with respect to Prime Rate Loans and 3.625% with respect to Eurodollar Rate Loans, (iv) the Applicable Margin for the period from August 1, 2008 through October 31, 2008 shall be the rate computed in accordance with this definition plus 0.625%, (v) the Applicable Margin for the period from November 1,2008 through January 31, 2009 shall be the rate computed in accordance with this definition plus 0.75%, and (vi) the Applicable

Margin for the period from February 1, 2009 through April 30, 2009 shall be the rate computed in accordance with this definition plus 0.75%. In the event that at any time after the end of a fiscal quarter, the EBITDA of Group and its Subsidiaries for the immediately preceding two (2), three (3) or four (4) fiscal quarter period, as applicable, used for the determination of the Applicable Margin was less than the actual amount of the actual EBITDA of Group and its Subsidiaries for such two (2), three (3) or four (4) fiscal quarter period, as applicable, as a result of the inaccuracy of information provided by or on behalf of Borrowers to Agent for the calculation of EBITDA, the Applicable Margin for such preceding fiscal quarters shall be adjusted to the applicable percentage based on such actual EBITDA of Group and its Subsidiaries for such two (2), three (3) or four (4) fiscal quarter period, as applicable, and any additional interest for the applicable period as a result of such recalculation shall be promptly paid to Agent. The foregoing shall not be construed to limit the rights of Agent and Lenders with respect to the amount of interest payable after a Default or Event of Default whether based on such recalculated percentage or otherwise.”

(ii) Borrowing Base. The second and third sentences of the definition of “Borrowing Base” in Section 1.15 of the Loan Agreement are hereby amended by deleting each reference to “Loans” and replacing it with “Tranche A Loans”.

(iii) Commitment. The definition of “Commitment” in Section 1.27 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.27 ‘Commitments’ shall mean, collectively, the Tranche A Commitments and the Tranche B Commitments; sometimes being individually referred to herein as a ‘Commitment’.”

(iv) Eligible Transferee. The definition of “Eligible Transferee” in Section 1.44 of the Loan Agreement is hereby amended by deleting clause (i) of the proviso to such definition in its entirety and replacing it with the following:

“(i) no Borrower or Guarantor or any Affiliate of any Borrower or Guarantor (other than ERSA, TRSA and any other Equity Affiliated Lender acceptable to Agent) shall qualify as an Eligible Transferee, and”.

(v) The definition of “Financing Agreements” in Section 1.57 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.57 ‘Financing Agreements’ shall mean, collectively, this Agreement, the Fee Letter, the Tranche B Fee Letter, and all notes, guarantees, security agreements, deposit account control agreements, investment property control agreements, intercreditor agreements and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Borrower or Obligor in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; provided, that, in no event shall the term Financing Agreements be deemed to include any Hedge Agreement.”

(vi) Inventory Loan Limit. The definition of “Inventory Loan Limit” in Section 1.75 of the Loan Agreement is hereby amended by deleting the reference to “$150,000,000” and replacing it with “$200,000,000.”

(vii) Letter of Credit Accommodations. The definition of “Letter of Credit Accommodations” in Section 1.78 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.78 ‘Letter of Credit Accommodations’ shall mean, collectively, (a) the letters of credit, merchandise purchase or other guaranties (i) which are from time to time either issued or opened by Agent or any Tranche A Lender for the account of any Borrower or Obligor or (ii) with respect to which Agent or Tranche A Lenders have agreed to indemnify the issuer or guaranteed to the issuer the performance by any Borrower or Obligor of its obligations to such issuer and (b) the Existing Letter of Credit Accommodations; sometimes being referred to herein individually as a ‘Letter of Credit Accommodation’.”

(viii) Loans. The definition of “Loans” in Section 1.81 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.81 ‘Loans’ shall mean the Revolving Loans.”

(ix) Maximum Credit. The definition of “Maximum Credit” in Section 1.84 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.84 ‘Maximum Credit’ shall mean the amount of $278,000,000 (subject to adjustment as provided in Section 2.5 hereof).”

(x) Pro Rata Share. The definition of “Pro Rata Share” in Section 1.101 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.101 ‘Pro Rata Share’ shall mean:

(a) with respect to a Tranche A Lender’s obligation to make Tranche A Loans and to acquire interests in Letter of Credit Accommodations and receive payments of interest, fees, and principal with respect thereto and for purposes of the determination of Required Tranche A Lenders, the fraction (expressed as a percentage) the numerator of which is such Tranche A Lender’s Tranche A Commitment and the denominator of which is the aggregate amount of all of the Tranche A Commitments of the Tranche A Lenders, as adjusted from time to time in accordance with the provisions hereof; provided, that, if the Tranche A Commitments have been terminated, the numerator shall be the unpaid amount of such Tranche A Lender’s Tranche A Loans and its interest in Letter of Credit Accommodations and the denominator shall be the aggregate amount of all unpaid Tranche A Loans and Letter of Credit Accommodations;

(b) with respect to a Tranche B Lender’s obligation to make Tranche B Loans and receive payments of interest, fees, and principal with respect thereto, the fraction (expressed as a percentage) the numerator of which is such Tranche B Lender’s Tranche B Commitment and the denominator of which is the aggregate amount of all of the Tranche B Commitments of the Tranche B Lenders, as adjusted from time to time in accordance with the provisions hereof; provided, that, if the Tranche B Commitments have been terminated, the numerator shall be the unpaid amount of such Tranche B Lender’s Tranche B Loans and the denominator shall be the aggregate amount of all unpaid Tranche B Loans;

(c) with respect to all other matters (including, without limitation, Special Agent Advances and the indemnification obligations arising under Section 11.5 hereof), at any time as to any Lender, the fraction (expressed as a percentage) the numerator of which is such Lender’s Commitment (provided, that, if the Commitments have been terminated, the numerator shall be the unpaid amount of such Lender’s Loans and its interest in Special Agent Advances and Letter of Credit Accommodations) and the denominator of which shall be the amount equal to the Commitments, as adjusted from time to time in accordance with the provisions hereof (provided, that, if the Commitments have been terminated, the denominator shall be the aggregate amount of all unpaid Loans, Special Agent Advances and Letter of Credit Accommodations).”

(xi) Required Lenders. The definition of “Required Lenders” in Section 1.113 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.113 ‘Required Lenders’ shall mean, at any time, those Lenders (other than Equity Affiliated Lenders) whose Pro Rata Shares aggregate sixty-six and two-thirds (66  2/3%) percent or more of the aggregate of the Commitments of all Lenders (other than Equity Affiliated Lenders), or if the Commitments shall have been terminated or reduced to zero, Lenders (other than Equity Affiliated Lenders) to whom at least sixty-six and two-thirds (66  2/3%) percent of the then outstanding Obligations (other than Obligations in respect of Tranche B Loans) are owing.”

(xii) Work-in-Process Sublimit. The definition of “Work-in-Process Sublimit” in the Loan Agreement is hereby amended by deleting the reference to “$50,000,000” and replacing it with “$75,000,000.”

(c) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Tranche A Loans and Tranche B Loans.

(a) Section 2.1 (a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a) Subject to and upon the terms and conditions contained herein, (i) each Tranche A Lender severally (and not jointly) agrees to fund its Pro Rata Share of Tranche A Loans to each Borrower from time to time in amounts requested by such Borrower (or Administrative Borrower on behalf of such Borrower) up to the amount outstanding at any time equal to the Tranche A Commitment of such Tranche A Lender, and (ii) each Tranche B Lender severally (and not jointly) agrees to fund its Pro Rata Share of Tranche B Loans to each Borrower from time to time in amounts requested by such Borrower (or Administrative Borrower on behalf of such Borrower) up to the amount outstanding at any time equal to the Tranche B Commitment of such Tranche B Lender; provided, that, in each case, after giving effect to any such Tranche A Loan or Tranche B Loan, the principal amount of the Loans and Letter of Credit Accommodations outstanding with respect to any Borrower shall not exceed the lesser of (x) the Borrowing Base of such Borrower at such time or (x) the Loan Limit of such Borrower at such time. Notwithstanding anything to the contrary contained herein, except for the Tranche B Loans made on the Amendment No. 13 Effective Date, any borrowing of Tranche B Loans shall be made solely in accordance with the procedures set forth in Sections 2.1(e) through (g) hereof unless Administrative Borrower, Tranche B Lenders and Agent shall otherwise agree.”

(b) Sections 2.1(c) and (d) of the Loan Agreement are hereby amended by deleting such Sections in their entirety and replacing them with the following:

“(c) Except in Agent’s discretion, with the consent of all Lenders, or as otherwise provided herein, (i) the aggregate amount of the Loans and Letter of Credit Accommodations outstanding at any time shall not exceed the Maximum Credit or the Eligible Working Capital, (ii) the aggregate amount of the Tranche A Loans and the Letter of Credit Accommodations outstanding at any time to a Borrower shall not exceed the Tranche A Loan Limit of such Borrower, (iii) the aggregate amount of the Tranche B Loans outstanding at any time to a Borrower shall not exceed the Tranche B Loan Limit of such Borrower, (iv) the aggregate amount of the Loans and Letter of Credit Accommodations outstanding at any time to a Borrower shall not exceed the Borrowing Base of such Borrower or the Loan Limit of such Borrower, and (v) the aggregate principal amount of Loans and Letter of Credit Accommodations outstanding at any time to a Borrower based on the Eligible Inventory of such Borrower shall not exceed the Inventory Loan Limit for such Borrower.

(d) In the event that the aggregate amount of the Loans and Letter of Credit Accommodations outstanding at any time exceeds the Maximum Credit or the Eligible Working Capital, or the aggregate amount of the Tranche A Loans and the Letter of Credit Accommodations outstanding at any time to a Borrower exceeds the Tranche A Loan Limit of such Borrower, or the aggregate amount of the Tranche B Loans outstanding at any time to a Borrower exceeds the Tranche B Loan Limit of such Borrower, or the aggregate amount of the Loans and Letter of Credit Accommodations outstanding at any time to a Borrower exceeds the Borrowing Base of such Borrower or the Loan Limit of such Borrower, or the aggregate principal amount of Loans and Letter of Credit Accommodations based on Eligible Inventory of a Borrower exceeds the Inventory Loan Limit of such Borrower, or the aggregate amount of the outstanding Letter of Credit Accommodations exceeds the sublimit for Letter of Credit Accommodations set forth in Section 2.2(e) hereof, such event shall not limit, waive or otherwise affect any rights of Agent or Lenders in such circumstances or on any future occasions and Borrowers shall, upon demand by Agent, which may be made at any time or from time to time, immediately repay to Agent the entire amount of any such excess(es) for which payment is demanded.”

(c) Sections 2.1 of the Loan Agreement is hereby amended by inserting the following new subsections (e), (f) and (g) at the end of such Section:

“(e) If any Borrower (or Administrative Borrower on behalf of such Borrower) desires to borrow a Tranche B Loan, such Borrower (or Administrative Borrower on behalf of such Borrower) shall, pursuant to the terms of Section 2.1(f) hereof, give Agent no less than five (5) Business Days’ prior notice thereof. Notwithstanding this notice requirement, it is the intention of the Lenders that the aggregate outstanding principal amount of Loans be allocated among the Lenders ratably in accordance with their respective Pro Rata Shares (determined in accordance with the terms of clause (c) of the definition of Pro Rata Share based on the respective Commitments of Lenders or, if the Commitments are terminated, based on the respective Commitments of Lenders in effect immediately preceding such termination).

(f) By no later than 11:00 a.m. (New York City time) on the last Business Day of each week or such other Business Day as Agent may from time to time request or as Administrative Borrower may desire (each such date, a “Tranche B Loan Deemed Borrowing Request Date”), Administrative Borrower shall deliver to Agent a forecast (each, a “Borrowing Forecast”) which projects in good faith the aggregate amount of Loans that Borrowers or Administrative Borrower will request to be borrowed on each of the next succeeding five (5) Business Days. By no later than 12:00 noon (New York City time) on each Tranche B Loan Deemed Borrowing Request Date, Administrative Borrower shall be deemed to have made a request to Agent for the borrowing of Tranche B Loans which are Prime Rate Loans on the fifth Business Day immediately following such Tranche B Loan Deemed Borrowing Request Date, or, if such Business Day is a day on which any

Tranche B Lender is required to close under the laws of the State of Alabama, the next Business Day (each such date, a “Tranche B Loan Deemed Funding Date”), in an amount which, when combined with the then outstanding aggregate principal amount of all Tranche B Loans, would equal 34.532% percent of the sum of (i) the aggregate outstanding principal amount of all Loans on such Tranche B Loan Deemed Borrowing Request Date plus (ii) the aggregate amount of Loans projected to be borrowed for the five (5) Business Days commencing on such Tranche B Loan Deemed Borrowing Request Date as set forth in the Borrowing Forecast delivered on such Tranche B Loan Deemed Borrowing Request Date (or such lesser amount as may be borrowed without contravening the terms of Section 2.1(c) hereof).

(g) Agent shall, by no later than 3:00 p.m. (New York City time) on each Tranche B Loan Deemed Borrowing Request Date, provide written notice to the Tranche B Lenders setting forth the amount of the Tranche B Loans deemed to have been requested to be borrowed by Administrative Borrower and the date that such Tranche B Loans are requested to be borrowed, which date shall be the fifth Business Day immediately following such Tranche B Loan Deemed Borrowing Request Date. Provided that the weekly Borrowing Base Certificate most recently delivered to Agent pursuant to Section 7.1(a)(i)(E) hereof is made available to the Tranche B Lenders, each Tranche B Lender shall remit, in immediately available funds, the amount of such Tranche B Lender’s Pro Rata Share of the requested borrowing of Tranche B Loans to an account designated by Agent by no later than 12:00 p.m. (New York City time) on the Tranche B Loan Deemed Funding Date. Agent may apply the proceeds of all Tranche B Loans to repay the outstanding principal amount of the Tranche A Loans, it being the intention of the Lenders that the aggregate outstanding principal amount of Loans be allocated ratably among the Lenders in accordance with their respective Pro Rata Shares (determined in accordance with the terms of clause (c) of the definition of Pro Rata Share based on the respective Commitments of Lenders or, if the Commitments are terminated, based on the respective Commitments of Lenders in effect immediately preceding such termination).”

3. Letter of Credit Accommodations.

(a) Section 2.2 of the Loan Agreement is hereby amended by deleting each reference to “Loans” and replacing it with “Tranche A Loans”.

(b) Section 2.2(a) of the Loan Agreement is hereby amended by deleting each reference to “Lender” and replacing it with “Tranche A Lender”.

(c) Section 2.2(b) of the Loan Agreement is hereby amended by (a) deleting each reference to “Lenders” and replacing it with “Tranche A Lenders” and (b) deleting the reference to “Required Lenders” and replacing it with “Required Tranche A Lenders”.

(d) Section 2.2(e) of the Loan Agreement is hereby amended by deleting the reference to “any Lender” and replacing it with “any Tranche A Lender”.

(e) Section 2.2(i) of the Loan Agreement is hereby amended by deleting each reference to “Lenders” and replacing it with “Tranche A Lenders”.

(f) Sections 2.2(j) and (k) of the Loan Agreement are hereby amended by deleting each reference to “Lender” and replacing it with “Tranche A Lender”.

4. Commitments. Section 2.3 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“2.3 Commitments. The aggregate amount of each Tranche A Lender’s Pro Rata Share of the Tranche A Loans and Letter of Credit Accommodations shall not exceed the amount of such Tranche A Lender’s Tranche A Commitment, and the aggregate amount of each Tranche B Lender’s Pro Rata Share of the Tranche B Loans shall not exceed the amount of such Tranche B Lender’s Tranche B Commitment, as the same may from time to time be amended in accordance with the provisions hereof.”

5. Option to Increase Maximum Credit. Section 2.5 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“2.5 Option to Increase Maximum Credit.

(a) Administrative Borrower may, at any time, deliver a written request to Agent to increase the Tranche A Loan Limit or the Tranche B Loan Limit, with a corresponding increase in the Maximum Credit. Any such written request shall specify the amount of the increase in the Tranche A Loan Limit or Tranche B Loan Limit, as applicable, that Administrative Borrower is requesting, provided, that, (i) in no event shall the aggregate amount of any such increase in the Maximum Credit cause the Maximum Credit to exceed $300,000,000, (ii) any such request shall be for an increase of not less than $5,000,000, (iii) any such request shall be irrevocable, and (iv) in no event shall more than four (4) such written requests be delivered to Agent during the term of this Agreement and in no event shall more than two (2) such requests be granted.

(b) Upon the receipt by Agent of any such written request to increase the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, Agent shall notify each of the Lenders of such request. Agent may seek increases in Tranche A Commitments or Tranche B Commitments, as applicable, from Tranche A Lenders or Tranche B Lenders, as applicable, or new Tranche A Commitments or Tranche B Commitments, as applicable, from such Eligible Transferees as Agent may determine, in each case after consultation with Administrative Borrower. In the event that Tranche A Lenders or Tranche B Lenders, as applicable, and any such Eligible Transferees, as the case may be, have committed in writing to provide increases in their Tranche A Commitments or Tranche B Commitments, as applicable, or new Tranche A Commitments or Tranche B Commitments, as applicable, in an aggregate amount in excess of the increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, requested by Administrative Borrower or permitted hereunder, Agent shall then have the right to allocate such Tranche A Commitments or Tranche B Commitments, as applicable, in such amounts and manner as Agent may determine, after consultation with Administrative Borrower.

(c) The Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit shall be increased by the amount of the increase in Tranche A Commitments or Tranche B Commitments, as applicable, from Tranche A Lenders or Tranche B Lenders, as applicable, or new Tranche A Commitments or Tranche B Commitments, as applicable, from Eligible Transferees, in each case selected in accordance with Section 2.5(b) above, for which Agent has received Assignment and Acceptances (or other agreements acceptable to Agent) within forty (40) days after the date of the request by Administrative Borrower for the increase or such earlier date as Agent and Administrative Borrower may agree (but in each case subject to the satisfaction of the conditions set forth below), whether or not the aggregate amount of the increase in Tranche A Commitments or Tranche B Commitments, as applicable, and new Tranche A Commitments or Tranche B Commitments, as applicable, equal or exceed the amount of the increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, requested by Administrative Borrower in accordance with the terms hereof, effective on the date that each of the following conditions have been satisfied:

(i) Agent shall have received from each Tranche A Lender or Tranche B Lender, as applicable, that is providing an additional Tranche A Commitment or Tranche B Commitment, as applicable, or Eligible Transferee that is providing a new Tranche A Commitment or Tranche B Commitment, as applicable, as part of the increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit, an Assignment and Acceptance (or other agreement acceptable to Agent), duly executed by such Tranche A Lender, Tranche B Lender or Eligible Transferee, as applicable, and Administrative Borrower, provided, that, the aggregate Tranche A Commitments or Tranche B Commitments, as applicable, set forth in such Assignment and Acceptance(s) shall be not less than $5,000,000;

(ii) the conditions precedent to the making of Loans set forth in Section 4.2 hereof shall be satisfied as of the date of the increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit, both before and after giving effect to such increase;

(iii) Agent shall have received, in form and substance satisfactory to Agent, a certificate of the Chief Financial Officer of Administrative Borrower certifying, among other things, that: (A) after giving effect to the increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit, the Indebtedness under this Agreement shall continue to be “Permitted Indebtedness” for all purposes under the Indenture, and (B) after giving effect to any such increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit, the performance of the terms and conditions of this Agreement and the other Financing Agreements and the incurrence of Obligations by Borrowers and Guarantors (1) are within each Borrower’s and Guarantor’s corporate or limited liability company powers, (2) have been duly authorized by each Borrower and Guarantor, (3) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate of incorporation, certificate of formation, by laws, operating agreement or other organizational documentation, or any indenture (including the Indenture), agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound, and (4) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of any Borrower or Guarantor, other than the liens in favor of Agent;

(iv) Agent shall have received an opinion of counsel to Borrowers and Guarantors in form and substance and from counsel reasonably satisfactory to Agent addressing such matters as Agent may reasonably request (including, without limitation, an opinion as to no conflicts with agreements governing other Indebtedness);

(v) such increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit on the date of the effectiveness thereof shall not violate any applicable law, regulation or order or decree of any court or other Governmental Authority and shall not be enjoined, temporarily, preliminarily or permanently; and

(vi) Tranche A Lender or Tranche B Lender, as applicable, providing an additional Tranche A Commitment or Tranche B Commitment, as applicable, and each Eligible Transferee that is providing a new Tranche A Commitment or Tranche B Commitment, as applicable, in connection with such increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit shall have received all fees (including any additional commitment fees) and Agent shall have received all fees and expenses (including reasonable fees and expenses of counsel) in each case due and payable to such Person on or before the effectiveness of such increase; and

(d) As of the effective date of any such increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit, (i) each reference to the terms “Tranche A Loan Limit” or “Tranche B Loan Limit”, as applicable, and “Maximum Credit” herein and in any of the other Financing Agreements shall be deemed to have been amended to mean the amount of the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit specified in the most recent written notice from Agent to Administrative Borrower of the increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit, and (ii) Schedule 1.27 hereto shall be deemed to have been amended to reflect the

Tranche A Commitments and Tranche B Commitments of each Lender and each Eligible Transferee providing a new Tranche A Commitment or Tranche B Commitment (if any) after giving effect to such increase in the Tranche A Loan Limit or the Tranche B Loan Limit, as applicable, and the Maximum Credit.”

6. Fees. Section 3.2(b) of the Loan Agreement is hereby amended by inserting the following sentence to the end of such Section.

“Borrowers agree to pay to Tranche B Lenders the other fees and amounts set forth in the Tranche B Fee Letter in the amounts and at the times specified therein.”

7. Payments. Section 6.4 of the Loan Agreement is hereby amended by inserting the following sentence after the second sentence of such Section:

“Notwithstanding anything to the contrary contained in the immediately prior sentence or any of the other provisions of this Agreement or any of the other Financing Agreements, upon and after the occurrence and during the continuance of a Triggering Event or any other time as Agent may elect when the aggregate outstanding principal amount of the Tranche A Loans and the aggregate outstanding principal amount of the Tranche B Loans are not held ratably among the Lenders in accordance with their respective Pro Rata Shares (determined in accordance with the terms of clause (c) of the definition of Pro Rata Share based on the respective Commitments of Lenders or, if the Commitments are terminated, based on the respective Commitments of Lenders in effect immediately preceding such termination), Agent shall apply payments received or collected from any Borrower or Guarantor or for the account of any Borrower or Guarantor (including the monetary proceeds of collections or of realization upon any Collateral) as follows (subject to the provisions of the Intercreditor Agreement): first, to pay any fees, indemnities or expense reimbursements then due to Agent and Collateral Agent from any Borrower or Guarantor; second, to pay any fees, indemnities or expense reimbursements then due to Lenders from any Borrower or Guarantor; third, to pay interest due in respect of any Loans; fourth, to pay principal in respect of the Tranche A Loans or principal in respect of the Tranche B Loans, as applicable, in either case until the aggregate principal amount of the Tranche A Loans and the Tranche B Loans are outstanding ratably among the Lenders in accordance with their respective Pro Rata Shares (determined in accordance with the terms of clause (c) of the definition of Pro Rata Share based on the respective Commitments of Lenders or, if the Commitments are terminated, based on the respective Commitments of Lenders in effect immediately preceding such termination); fifth, to pay principal in respect of all Loans and to pay or prepay Obligations arising under or pursuant to any Hedge Agreements of a Borrower or Guarantor with an Affiliate of Agent (up to the amount of any then effective Reserve established in respect of such Obligations), on a pro rata basis; sixth, to pay or prepay any other Obligations (excluding Obligations arising under or pursuant to Hedge Agreements) whether or not then due, in such order and manner as Agent determines, on a pro rata basis, and seventh, to pay or prepay any Obligations arising under or pursuant to Hedge Agreements (other than to the extent provided for above) on a pro rata basis.”

8. Authorization to Make Loans. Section 6.5 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“6.5 Authorization to Make Loans. Agent and Lenders are authorized to make the Loans and provide the Letter of Credit Accommodations based upon telephonic or other instructions received from anyone purporting to be an officer of Administrative Borrower or other authorized person or, at the discretion of Agent, if such Loans are necessary to satisfy any Obligations. All requests for Tranche A Loans or Letter of Credit Accommodations hereunder shall specify the Business Day on which the requested Tranche A Loan is to be made or Letter of Credit Accommodation provided and the amount of the requested Tranche A Loan, and any such request received after 11:00 a.m. New York City time on any Business Day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All requests for Tranche B Loans hereunder shall specify the Business Day on which the requested Tranche B Loan is to be made (which shall be at least five (5) Business Days following the date of such request) and the amount of the requested Tranche B Loan. All Loans and Letter of Credit Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, any Borrower or Guarantor when deposited to the credit of any Borrower or Guarantor or otherwise disbursed or provided in accordance with the instructions of any Borrower or Guarantor or in accordance with the terms and conditions of this Agreement.”

9. Pro Rata Treatment. Section 6.8 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“6.8 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) the making and conversion of Tranche A Loans shall be made among the Tranche A Lenders based on their respective Pro Rata Shares as to the Tranche A Loans, (b) the making and conversion of Tranche B Loans shall be made among the Tranche B Lenders based on their respective Pro Rata Shares as to the Tranche B Loans, (c) each payment on account of any Obligations to or for the account of one or more of Tranche A Lenders in respect of any Obligations due on a particular day shall be allocated among the Tranche A Lenders entitled to such payments based on their respective Pro Rata Shares and shall be distributed accordingly, and (d) each payment on account of any Obligations to or for the account of one or more of Tranche B Lenders in respect of any Obligations due on a particular day shall be allocated among the Tranche B Lenders entitled to such payments based on their respective Pro Rata Shares and shall be distributed accordingly.”

10. Settlement Procedures. Section 6.10 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a) In order to administer the Credit Facility in an efficient manner and to minimize the transfer of funds between Agent and Tranche A Lenders, Agent shall, to the extent that the aggregate amount of Tranche A Loans since the last day of the immediately preceding Settlement Period plus the amount of the requested Tranche A Loans does not exceed $20,000,000 (such Tranche A Loans in an amount not in excess of $20,000,000 are hereinafter referred to as the “Swingline Loans”), and otherwise Agent may, at its option, in any case subject to the terms of this Section, make available, on behalf of Tranche A Lenders and in accordance with the terms of this Agreement, the full amount of the Tranche A Loans requested or charged to any Borrower’s loan account or otherwise to be advanced by Tranche A Lenders pursuant to the terms hereof, without requirement of prior notice to Tranche A Lenders of the proposed Tranche A Loans.

(b) With respect to all Tranche A Loans made by Agent on behalf of Tranche A Lenders as provided in this Section, the amount of each Tranche A Lender’s Pro Rata Share of the outstanding Tranche A Loans shall be computed weekly (or, in the case of Swingline Loans, computed at such time as Agent may determine), and shall be adjusted upward or downward on the basis of the amount of the outstanding Tranche A Loans as of 5:00 p.m. New York City time on the Business Day immediately preceding the date of each applicable settlement computation; provided, that, Agent retains the absolute right at any time or from time to time to make the above described adjustments at intervals more frequent than weekly, but in no event more than twice in any week. Agent shall deliver to each of the Tranche A Lenders after the end of each week (or, in the case of Swingline Loans, at such times as Agent may determine), or at such other period or periods as Agent shall determine, a summary statement of the amount of outstanding Tranche A Loans (other than Swingline Loans) and Swingline Loans, as applicable, for such period (such week or other period or periods being hereinafter referred to as a “Settlement Period”). If the summary statement is sent by Agent and received by a Tranche A Lender prior to 12:00 p.m. New York City time on any Business Day, then such Tranche A Lender shall make the settlement transfer described in this Section by no later than 3:00 p.m. New York City time on the same Business Day and if received by a Tranche A Lender after 12:00 p.m. New York City time, then such Tranche A Lender shall make the settlement transfer by not later than 3:00 p.m. New York City time on the next Business Day following the date of receipt. If, as of the end of any applicable Settlement Period, the amount of a Tranche A Lender’s Pro Rata Share of the outstanding Tranche A Loans (excluding Swingline Loans) or Swing Line Loans, as applicable, is more than such Tranche A Lender’s Pro Rata Share of the outstanding Tranche A Loans (excluding Swingline Loans) or Swing Line Loans, respectively, as of the end of the previous applicable Settlement Period, then such Tranche A Lender shall forthwith (but in no event later than the time set forth in the preceding sentence) transfer to Agent by wire transfer in immediately available funds the amount of the increase. Alternatively, if the amount of a Tranche A Lender’s Pro Rata Share of the outstanding Tranche A Loans (excluding Swingline Loans) or Swing Line Loans, as applicable, as of the end of any applicable Settlement Period is less than the amount of such Tranche A Lender’s Pro Rata Share of the outstanding Tranche A Loans (excluding Swingline Loans) or Swing Line Loans, respectively, as of the end of the previous applicable Settlement Period, Agent shall forthwith transfer to such Tranche A Lender by wire transfer in immediately available funds the amount of the decrease. The obligation of Agent and each of the Tranche A Lenders to transfer such funds and effect such settlement shall be irrevocable and unconditional and without recourse to or warranty by the Tranche A Lenders or Agent, as the case may be. Agent and each Tranche A Lender agrees to mark its books and records at the end of each Settlement Period to show at all times the dollar amount of its Pro Rata Share of the outstanding Tranche A Loans and Letter of Credit Accommodations. Each Tranche A Lender shall only be entitled to receive interest on its Pro Rata Share of the Tranche A Loans to the extent such Tranche A Loans have been funded by such Tranche A Lender. Because Agent on behalf of Tranche A Lenders may be advancing and/or may be repaid Tranche A Loans prior to the time when Tranche A Lenders will actually advance and/or be repaid such Tranche A Loans, interest with respect to Tranche A Loans shall be allocated by Agent in accordance with the amount of Tranche A Loans actually advanced by and repaid to each Tranche A Lender and Agent and shall accrue from and including the date such Tranche A Loans are so advanced to but excluding the date such Tranche A Loans are either repaid by Borrowers or actually settled with the applicable Tranche A Lender as described in this Section.

(c) To the extent that Agent has made any such amounts available and the settlement described above shall not yet have occurred, upon repayment of any Tranche A Loans by a Borrower, Agent may apply such amounts repaid directly to any amounts made available by Agent pursuant to this Section. In lieu of periodic settlements, Agent may, at its option, at any time require each Tranche A Lender to provide Agent with immediately available funds representing its Pro Rata Share of each Tranche A Loan, prior to Agent’s disbursement of such Tranche A Loan to (or for the benefit of) a Borrower. In such event, all Tranche A Loans under this Agreement shall be made by Tranche A Lenders simultaneously and proportionately to their Pro Rata Shares. Each Tranche B Lender shall be required to provide Agent with immediately available funds representing its Pro Rata Share of each Tranche B Loan, prior to Agent’s disbursement of such Tranche B Loan to (or for the benefit of) a Borrower.

(d) If Agent is not funding a particular Tranche A Loan to a Borrower (or Administrative Agent for the benefit of such Borrower) pursuant to this Section on any day, Agent may assume that each Tranche A Lender will make available to Agent such Tranche A Lender’s Pro Rata Share of the Tranche A Loan requested or otherwise made on such day and Agent may, in its discretion, but shall not be obligated to, cause a corresponding amount to be made available to or for the benefit of such Borrower on such day. If Agent makes such corresponding amount available to a Borrower and such corresponding amount is not in fact made available to Agent by such Tranche A Lender, Agent shall be entitled to recover such corresponding amount on demand from such Tranche A Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent’s option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three (3) days of Agent’s demand, at the highest Interest Rate provided for in Section 3.1 hereof applicable to Prime Rate Loans. During the period in which such Tranche A Lender has not paid such corresponding amount to Agent, notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Agreements, the amount so advanced by Agent to or for the benefit of any Borrower shall, for all purposes hereof, be a Tranche A Loan made by Agent for its own account. Upon any such failure by a Tranche A Lender to pay Agent, Agent shall promptly thereafter notify Administrative Borrower of such failure and Borrowers shall pay such corresponding amount to Agent for its own account within five (5) Business Days of Administrative Borrower’s receipt of such notice.

(e) A Lender who defaults in any of its material obligations hereunder, fails to pay Agent its Pro Rata Share of any Loans made available by the Agent on such Lender’s behalf, or fails to pay any other amount owing by it to Agent, is a “Defaulting Lender”. Agent shall not be obligated to transfer to a Defaulting Lender any payments received by Agent for the Defaulting Lender’s benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees). Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, relend to a Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. For purposes of voting or consenting to matters with respect to this Agreement and the other Financing Agreements and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero (0). This Section shall remain effective with respect to a Defaulting Lender until such default is cured. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower or Obligor of their duties and obligations hereunder.

(f) No Lender shall be responsible for any default by any other Lender in the other Lenders’ obligations to make Loans requested hereunder nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in the other Lenders’ obligations to make Loans hereunder. Nothing in this Section or elsewhere in this Agreement or the other Financing Agreements shall be deemed to require Agent to advance funds on behalf of any

Lender or to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that any Borrower may have against any Lender as a result of any default by any Lender hereunder in fulfilling its Commitment.”

11. Collateral Reporting. Section 7.1(a)(i) of the Loan Agreement is hereby amended by (a) deleting the reference to “Lender” and replacing it with “Agent”, (b) deleting “and” appearing at the end of clause (C) of such Section and replacing it with a comma, and (c) inserting the following immediately prior to the semicolon at the end of such Section:

“, and (E) a certificate setting forth the calculation of the Borrowing Base, together with all schedules required by Agent (the “Borrowing Base Certificate”), as of the last Business Day of the immediately preceding week, duly authorized, completed and executed by the chief financial officer or treasurer of Administrative Borrower (or such other officer of Administrative Borrower acceptable to Agent)”.

12. Financial Statements and Other Information. Section 9.6(a)(iii) of the Loan Agreement is hereby amended by deleting the reference to “within ninety (90) days after the end of each fiscal year,” and replacing it with the following:

“on or prior to April 30, 2008 with respect to the fiscal year ending December 31, 2007, and within ninety (90) days after the end of each other fiscal year,”.

13. Transactions with Affiliates. Section 9.12(b) of the Loan Agreement is hereby amended by (a) deleting the word “and” appearing at the end of the proviso to clause (ii) of such Section and (b) inserting the following immediately prior to the period at the end of such Section:

“, and (iv) amounts payable to Equity Affiliated Lenders pursuant to this Agreement or any of the other Financing Agreements”.

14. Capital Expenditures. Section 9.25 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“9.25 Capital Expenditures. Group and its Subsidiaries shall not directly or indirectly, make or commit to make, whether through purchases, capital leases or otherwise, Capital Expenditures in an aggregate amount in excess of $13,500,000 during the fiscal year of Group ended on or about December 31, 2007, $25,000,000 during the fiscal year of Group ended on or about December 31, 2008 and $21,000,000 during each fiscal year of Group thereafter (each, a “Section 9.25 Test Year”); provided, that, if the Adjusted Excess Availability is equal to or greater than $20,000,000 for each of the ten (10) consecutive days immediately preceding the last day of any Section 9.25 Test Year, then Group and its Subsidiaries shall not be required to comply with the terms of this Section 9.25 for such Section 9.25 Test Year.”

15. Amendments and Waivers.

(a) Section 11.3(a)(iv) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(iv) reduce any percentage specified in the definition of “Required Tranche A Lenders” without the consent of Agent and all Tranche A Lenders or reduce any percentage specified in the definition of “Required Lenders” without the consent of Agent and all Lenders,”.

(b) Section 11.3(a) of the Loan Agreement is herby further amended by inserting the following new subsection (viii) immediately prior to the period at the end of such Section:

“, or (viii) amend, modify or waive any terms of the Tranche B Fee Letter without the consent of Agent and Tranche B Lenders”.

16. Additional Loans. Section 12.8 of the Loan Agreement is hereby amended by deleting the reference to “Section 12.11(a)(ii)” and replacing it with “Section 12.11(a)(i)(B)”.

17. Special Agent Advances. Section 12.11(a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a) (i) Agent may, at its option, from time to time, at any time on or after the occurrence of an Event of Default and for so long as the same is continuing or upon any other failure of a condition precedent to the Loans and Letter of Credit Accommodations hereunder, make such disbursements and advances (“Special Agent Advances”) which Agent, in its sole discretion, deems necessary or desirable either (A) to preserve or protect the Collateral or any portion thereof, or (B) to enhance the likelihood or maximize the amount of repayment by Borrowers and Guarantors of the Loans and other Obligations, or (C) to pay any amounts to any issuer of Letter of Credit Accommodations, or (D) to pay any other amount chargeable to any Borrower or Guarantor pursuant to the terms of this Agreement or any of the other Financing Agreements consisting of costs, fees and expenses.

(ii) Special Agent Advances shall be repayable on demand and be secured by the Collateral. Special Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder.

(iii) Agent shall notify each Lender and Borrowers in writing of each Special Agent Advance, which notice shall include a description of the purpose of such Special Agent Advance. Without limitation of its obligations pursuant to Section 6.9 hereof, each Lender agrees that it shall, subject to Section 2.3 hereof, make available to Agent, upon Agent’s demand, in immediately available funds, the amount equal to such Lender’s Pro Rata Share of each Special Agent Advance described in clauses (A), (B) and (D) of Section 12.11(a)(i) hereof, and each Tranche A Lender agrees that it shall, subject to Section 2.3 hereof, make available to Agent, upon Agent’s demand, in immediately available funds, the amount equal to such Tranche A Lender’s Pro Rata Share of each Special Agent Advance described in clause (C) of Section 12.1l(a)(i) hereof. If such funds are not made available to Agent by such Lender, Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent’s option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three (3) days of Agent’s demand, at the highest Interest Rate provided for in Section 3.1 hereof applicable to Prime Rate Loans.”

18. Successor Agent. Section 12.13 of the Loan Agreement is hereby amended by deleting the second sentence from such Section in its entirety and replacing it with the following:

“If Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders (other than an Equity Affiliated Lenders) a successor agent for Lenders.”

19. Term.

(a) Section 13.1 (a) of the Loan Agreement is hereby amended by deleting “a term ending on May 5, 2009” and replacing it with “a term ending on May 5, 2010.”

(b) Section 13.1(c) of the Loan Agreement is hereby amended by deleting the first sentence of such Section in its entirety and replacing it with the following:

“If for any reason this Agreement is terminated on or prior to May 5, 2010, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Agent’s and each Lender’s lost profits as a result thereof, Borrowers agree to pay to Agent for the ratable benefit of Lenders, upon the effective date of such termination, an early termination fee in the amount equal to one-half of one (.50%) percent of the Maximum Credit.”

20. Waiver of Event of Default.

(a) Subject to the terms and conditions set forth herein, Agent and Lenders hereby temporarily waive the Event of Default under Section 10.1(a)(iii) of the Loan Agreement arising from the failure of Borrowers and Guarantors to comply with the terms of Section 9.6(a)(iii) of the Loan Agreement with respect to the fiscal year ending December 31, 2007 (the “Acknowledged Event of Default”); provided, that, this waiver shall expire and cease to be effective in the event that Borrowers and Guarantors fail to comply, on or before April 30, 2008, with the terms of Section 9.6(a)(iii) of the Loan Agreement with respect to the fiscal year ending December 31, 2007.

(b) Agent and Lenders have not waived, are not by this Amendment waiving, and have no intention of waiving any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Acknowledged Event of Default or otherwise), other than the Acknowledged Event of Default. The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of Agent or any Lender arising under the terms of the Loan Agreement or any other Financing Agreements on any future occasion or otherwise.

21. Schedules to Loan Agreement. After giving effect to the increase in the Commitments and the Maximum Credit provided for herein and the assignments of the Commitments made on the date hereof, Schedule 1.27 to the Loan Agreement shall be deemed amended by deleting such Schedule in its entirety and replacing it with the Schedule attached hereto as Schedule 1.

22. Additional Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) This Amendment and the other Financing Agreements executed and/or delivered by any Borrower or Guarantor in connection herewith (together with this Amendment, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein or therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

(c) Neither the execution, delivery and performance of this Amendment or any other Amendment Document, nor the consummation of any of the transactions contemplated herein or therein (i) are in contravention of law or any indenture, agreement or undertaking (including the Indenture) to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound, or (ii) violates any provision of the Certificate of Incorporation, Certificate of Formation, Operating Agreement, By-Laws or other governing documents of any Borrower or Guarantor.

(d) After giving effect to the increase in the Commitments and the Maximum Credit provided for herein, the Indebtedness under the Loan Agreement continues to constitute “Permitted Indebtedness” under (and as defined in) the Indenture.

(e) As of the date of this Amendment and after giving effect hereto, no Default or Event of Default exists or has occurred and is continuing.

23. Conditions Precedent. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and the Lenders;

(b) Agent shall have received, in form and substance satisfactory to Agent, an Assignment and Acceptance between Bank of America, N.A. (“BofA”) and Wachovia Bank, National Association (“Wachovia”), duly authorized, executed and delivered by BofA and Wachovia, pursuant to which, among other things, BofA shall assign $12,500,000 of its Tranche A Commitment to Wachovia;

(c) Agent shall have received, in form and substance satisfactory to Agent, an Assignment and Acceptance between PNC Bank, National Association (“PNC”) and Wachovia, duly authorized, executed and delivered by PNC and Wachovia, pursuant to which, among other things, PNC shall assign $20,000,000 of its Tranche A Commitment to Wachovia;

(d) Agent shall have received, in form and substance satisfactory to Agent, an Assignment and Acceptance between Wachovia and ERSA, duly authorized, executed and delivered by Wachovia and ERSA, pursuant to which, among other things, (i) Wachovia shall assign $31,680,000 of the Tranche B Commitments to ERSA, and (ii) ERSA shall agree to the items set forth in the proviso to the definition of “Equity Affiliated Lender”;

(e) Agent shall have received, in form and substance satisfactory to Agent, an Assignment and Acceptance between Wachovia and TRSA, duly authorized, executed and delivered by Wachovia and TRSA, pursuant to which, among other things, (i) Wachovia shall assign $64,320,000 of the Tranche B Commitments to TRSA, and (ii) TRSA shall agree to the items set forth in the proviso to the definition of “Equity Affiliated Lender”;

(f) Agent shall have received, in form and substance satisfactory to Agent, an Assignment and Acceptance between Wachovia and Burdale Financial Limited (“Burdale”), duly authorized, executed and delivered by Wachovia and Burdale, pursuant to which, among other things, Wachovia shall assign $7,000,000 of its Tranche A Commitment to Burdale;

(g) Agent shall have received, in form and substance satisfactory to Agent, an opinion letter of counsel to Borrowers and Guarantors with respect to this Amendment and such other matters as Agent may request (including, without limitation, an opinion as to no conflicts with other Indebtedness);

(h) Agent shall have received, in form and substance satisfactory to Agent, an opinion letter of Alabama counsel to Alloys with respect to this Amendment and such other matters as Agent may request;

(i) Agent shall have received, in form and substance satisfactory to Agent, a certificate of the Chief Financial Officer of Administrative Borrower certifying, among other things, that: (i) after giving effect to the increase in the Maximum Credit, the Indebtedness under the Loan Agreement shall continue to be “Permitted Indebtedness” for all purposes under the Indenture, and (ii) after giving effect to any such increase in the Maximum Credit and the other modifications set forth herein, the performance of the terms and conditions of the Loan Agreement and the other Financing Agreements and the incurrence of Obligations by Borrowers and Guarantors thereunder (A) are within each Borrower’s and Guarantor’s corporate or limited liability company powers, (B) have been duly authorized by each Borrower and Guarantor, (C) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate of incorporation, certificate of formation, by laws, operating agreement or other organizational documentation, or any indenture (including the Indenture), agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound, and (D) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of any Borrower or Guarantor, other than the liens in favor of Agent;

(j) Agent shall have received, in form and substance reasonably satisfactory to Agent, a true, correct and complete copy of the Tranche B Fee Letter, duly authorized, executed and delivered by the parties thereto;

(k) all representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and after giving effect hereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

(l) no law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms of this Amendment, the Loan Agreement or the other Financing Agreements or (ii) has or has a reasonable likelihood of having a Material Adverse Effect; and

(m) as of the date of this Amendment and after giving effect to the waiver of the Acknowledged Event of Default granted herein, no Default or Event of Default shall exist or shall have occurred and be continuing.

24. Effect of this Amendment; Entire Agreement. Except as expressly set forth herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment and any instruments or documents delivered or to be delivered in connection herewith, represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

25. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

26. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

27. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

28. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

29. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other electronic method of transmission with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused this Amendment to be duly executed as of the day and year first above written.

AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:	Herbert C. Korn
Title:	Director

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:
Name:
Title:

BURDALE FINANCIAL LIMITED, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused this Amendment to be duly executed as of the day and year first above written.

AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:	Robert Anchundia
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:
Name:
Title:

BURDALE FINANCIAL LIMITED, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused this Amendment to be duly executed as of the day and year first above written.

AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:
Name:	Jang Kim
Title:	Vice President

BURDALE FINANCIAL LIMITED, as a Lender

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused this Amendment to be duly executed as of the day and year first above written.

AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:
Name:
Title:

BURDALE FINANCIAL LIMITED, as a Lender

By:
Name:	Phillip R. Webb
Title:	Vice President

By:
Name:
Title:	Mg Dir.

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

BORROWERS AND GUARANTORS

WISE ALLOYS LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

WISE RECYCLING, LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

WISE METALS GROUP LLC

By:
Name:	Kenneth Stastny
Title:	Chief Financial Officer

WISE ALLOYS FINANCE CORPORATION

By:
Name:	Kenneth Stastny
Title:	Treasurer

LISTERHILL TOTAL MAINTENANCE CENTER LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

WISE RECYCLING TEXAS, LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

WISE WAREHOUSING, LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

WISE RECYCLING WEST, LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

SCHEDULE 1

TO AMENDMENT NO. 13

TO

AMENDED AND RESTATED LOAN AGREEMENT

SCHEDULE 1.27

TO

AMENDED AND RESTATED LOAN AGREEMENT

Commitments

Lender	Tranche A Commitment	Tranche B Commitment	Total Commitment
Wachovia Bank, National Association	$50,000,000	$0	$50,000,000
Bank of America, N.A	$75,000,000	$0	$75,000,000
The CIT Group/Business Credit, Inc.	$30,000,000	$0	$30,000,000
Burdale Financial Limited	$27,000,000	$0	$27,000,000
The Employees’ Retirement System of Alabama	$0	$31,680,000	$31,680,000
The Teachers’ Retirement System of Alabama	$0	$64,320,000	$64,320,000
TOTAL:	$182,000,000	$96,000,000	$278,000,000